Quantum Corporation Individual Indemnification Agreement

This Indemnification Agreement (“Agreement”) is made as of this _____ day of ______, ______, by and between Quantum Corporation, a Delaware corporation (the “Company”) and ______________ (“Indemnitee”), an officer, Director, or other executive of the Company.

WHEREAS, the Company and Indemnitee recognize the increasing difficulty in obtaining directors’ and officers’ liability insurance, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance; and

WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation subjecting officers and directors to expensive litigation risks at the same time that liability insurance has been severely limited; and

WHEREAS, Indemnitee does not regard the current protection available as adequate given the present circumstances, and Indemnitee and other officers and directors of the Company may not be willing to serve as officers and directors without adequate protections; and

WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as officers and directors of the Company and to indemnify its officers and directors as to provide them with the maximum protection permitted by law.

NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:

1.Indemnification.

(a)Third Party Proceedings. The Company shall indemnify Indemnitee to the fullest extent permitted by law if Indemnitee is or was a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any threatened, pending or completed action, suit, proceeding or alternative dispute mechanism, whether civil, criminal, administrative or investigative (each a “Claim”) (other than an action by or in the right of the Company) by reason of the fact that Indemnitee is or was a director, officer, employee, fiduciary or agent of the Company or any subsidiary of the Company, by reason of any action or inaction on the part of Indemnitee while an officer or director or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorney’s fees), losses, claims, damages, liabilities, judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) actually and reasonably incurred by Indemnitee in connection with such Claim (including any appeals thereof), as well as any federal, state, local or foreign taxes imposed on Indemnitee as a result of the actual or deemed receipt of payments under this Agreement, including all interest, assessments and other charges paid or payable in connection with or in respect of such expenses (collectively, hereinafter “Expenses”) if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action, suit or proceeding, Indemnitee had no reasonable cause to believe Indemnitee’s conduct was unlawful. The termination of any Claim by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action, suit or proceeding, Indemnitee had reasonable cause to believe that Indemnitee’s conduct was unlawful.

(b)Proceedings by or in the Right of the Company. The Company shall indemnify Indemnitee to the fullest extent permitted by law if Indemnitee is or was a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any threatened, pending or completed Claim by or in the right for the Company or any subsidiary of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee, fiduciary or agent of the Company or any subsidiary of the Company by reason of any action or inaction on the part of Indemnitee while an officer or director or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other enterprise, against Expenses incurred by Indemnitee in connection with the defense or settlement of such Claim if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and except that no indemnification shall be made in respect of any Claim under this Section 1(b) as to which Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such Claim was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

Quantum Corporation Individual Indemnification Agreement

(c)Mandatory Payment of Expenses. To the extent that Indemnitee has been successful on the merits or otherwise in defense of any Claim referred to in Subsections (a) and (b) of the Section 1 or the defense of any Claim therein, Indemnitee shall be indemnified against Expenses actually and reasonably incurred by Indemnitee in connection therewith.

(d)    Change of Control. The Company agrees that, if there is a Change of Control of the Company (as defined in Section 9(c) hereof) (other than a Change of Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change of Control), then, with respect to all matters thereafter arising concerning the rights of Indemnitee to payment of Expenses under this Agreement or any other agreement or under the Company's Certificate of Incorporation or Bylaws as now or hereafter in effect, Independent Legal Counsel (as defined in Section 9(d) hereof) shall be selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under applicable law, and the Company agrees to abide by such opinion. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all Expenses arising out of or relating to this Agreement or its engagement pursuant hereto. Indemnitee shall cooperate with the Independent Legal Counsel making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such counsel upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the Independent Legal Counsel shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification), and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

2.Expenses: Indemnification Procedure.

(d)Advancement of Expenses. The Company shall, to the extent not prohibited by law, pay all Expenses incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal Claim referenced in Section l(a) or (b) hereof in advance of the final disposition of such Claim. Advances shall be made without regard to Indemnitee's ability to repay the expenses and without regard to Indemnitee's ultimate entitlement to indemnification under the other provisions of this Agreement. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall finally be adjudicated by a court of competent jurisdiction in a court order or judgment from which no further right of appeal either exists or is pursued within six months from the date of such court order or judgment, that Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid by the Company to Indemnitee within thirty (30) days following delivery of a written request therefor, together with evidence of such Expenses incurred, by Indemnitee to the Company (which shall include invoices received by Indemnitee in connection with such Expenses but, in the case of invoices in connection with legal services, any references to legal work performed or to expenditures made that would cause Indemnitee to waive any privilege accorded by applicable law shall not be included with the invoice). Advances shall be unsecured and interest free. This Section 2 shall not apply to any claim made by Indemnitee for which indemnity is excluded pursuant to Section 8.

(e)Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to his right to be indemnified under this Agreement, give the Company notice in writing as soon as reasonably practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to Quantum Corporation, 224 Airport Parkway, Suite 550, San Jose, California 95110 (Attn: Chief Executive Officer) (or such address as the Company shall designate in writing to Indemnitee). Notice shall be deemed received on the third business day after the date postmarked if sent by domestic certified or registered mail, properly addressed; otherwise notice shall be deemed received when such notice shall actually be received by the Company. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

(f)Procedure. Any indemnification and advances provided for in Section (a) of this Section 2 shall be made no later than thirty (30) days after receipt of the written request of Indemnitee. If a Claim under this Agreement, under any statute, or under any provision of the Company's Certificate of Incorporation or Bylaws providing for indemnification is not paid in full by the Company within thirty (30) days after a written request for payment thereof has first been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the Claim and, subject to Sections 8 and 12 of this Agreement, Indemnitee shall also be entitled to be paid for the Expenses of bringing such Claim. It shall be a defense to any such Claim (other than an action brought to enforce a Claim for Expenses incurred in connection with any Claim in advance of its final disposition) that Indemnitee has not met the standard of conduct which makes it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving

Quantum Corporation Individual Indemnification Agreement

such defense shall be on the Company, and Indemnitee shall be entitled to receive interim payments and Expenses pursuant to Subsection 2(a) unless and until such defense may be finally adjudicated by a court of competent jurisdiction in a court order or judgment from which no further right of appeal either exists or is pursued within six months from the date of such court order or judgment. It is the parties’ intention that, if the Company contests Indemnitee’s right to indemnification, the question of Indemnitee’s right to indemnification shall be for the court to decide, and neither the failure of the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, Independent Legal Counsel, or its stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, Independent Legal Counsel, or its stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

For purposes of any determination of good faith, Indemnitee shall be deemed to have acted in good faith if Indemnitee's action is based on the records or books of account of the Company, including financial statements, or on information supplied to Indemnitee by the officers of the Company in the course of their duties, or on the advice of legal counsel for the Company or the Board or counsel selected by any committee of the Board or on information or records given or reports made to the Company by an independent certified public accountant or by an appraiser, investment banker or other expert selected with reasonable care by the Company or the Board or any committee of the Board. The provisions of this Section 2(c) shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

(g)Notice to Insurers. If, at the time of the receipt of a notice of a Claim pursuant to Section 2(b) hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedure set forth in the applicable policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies and this Agreement.

(h)Selection of Counsel. In the event that the Company shall be obligated under Section 2(a) hereof to pay the Expenses of any Claim against Indemnitee, the Company shall be entitled to assume the defense of such Claim, with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding; provided that Indemnitee shall have the right to employ his counsel in any such proceedings at Indemnitee’s expense and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee and its counsel shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

3.Additional Indemnification Rights: Non-Exclusivity.

(i)Scope.    In the event of any changes, after the date of the Agreement, in any applicable law, statute, or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or any officer, such changes shall be, ipso facto, within the purview of the Indemnitee’s rights and the Company obligations under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or any officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to the Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

(j)Nonexclusivity.    The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which an Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested Directors, the General Corporation Law of the State of Delaware, or otherwise, both as to action in Indemnitee’s official capacity and as to action in another capacity while holding such office. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though he may have ceased to serve in such capacity at the time of any Claim.

Quantum Corporation Individual Indemnification Agreement

4.Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses actually or reasonably incurred by him in the investigation, defense, appeal or settlement of any civil or criminal Claim, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

5.Mutual Acknowledgment.    Both the Company and Indemnitee acknowledge that, in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. For example, the Company and Indemnitee acknowledge that the Securities and Exchange Commission (the “SEC”) has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

6.Directors’ and Officers’ Liability Insurance.    The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the directors and officers with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of directors’ and officers’ liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company’s officers, if Indemnitee is not a director of the Company but is an officer. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a parent or subsidiary of the Company.

7.Severability. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company’s inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 7. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

8.Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

(k)Claims Initiated by Indemnitee. To indemnify or advance Expenses to Indemnitee with respect to Claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to Claims brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 145 of the Delaware General Corporation Law, but such indemnification or advancement of Expenses may be provided by the Company in specific cases if the Board of Directors has approved the initiation of such Claim;

(l)Lack of Good Faith. To indemnify Indemnitee for any Expenses incurred by the Indemnitee with respect to any Claim instituted by Indemnitee to enforce or interpret this Agreement if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such Claim was not made in good faith or was frivolous;

(m)Prior Payments.    Except as provided in Section 8(f) hereof and except for payments made to Indemnitee pursuant to an insurance policy purchased and maintained by Indemnitee at his or her own expense, to indemnify Indemnitee for Expenses (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) to the extent that Indemnitee has otherwise actually received payment (under any insurance policy, the Certificate of Incorporation, Bylaws or otherwise) of amounts otherwise indemnifiable hereunder;

Quantum Corporation Individual Indemnification Agreement

(n)Claims Under Section 16(b). To indemnify Indemnitee for Expenses or the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute; or

(o)Excluded Action or Omissions. To indemnify Indemnitee for Indemnitee’s acts, omissions or transactions from which Indemnitee may not be relieved of liability under applicable law.

(p)Rights of Alternate Indemnitors. The Company hereby acknowledges that Indemnitee may have certain rights to indemnification, advancement of expenses and/or insurance provided by other persons or entities with which Indemnitee is employed or otherwise associated (collectively, the “Alternate Indemnitors”). The Company hereby agrees (i) that it is the indemnitor of first resort (i.e., its obligations to Indemnitee are primary and any obligation of the Alternate Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by Indemnitee are secondary), (ii) that it shall be required to advance the full amount of expenses incurred by Indemnitee and shall be liable for the full amount of all Expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and as required by the terms of this Agreement and the Certificate of Incorporation or Bylaws of the Company (or any other agreement between the Company and Indemnitee), without regard to any rights Indemnitee may have against the Alternate Indemnitors, and (iii) that it irrevocably waives, relinquishes and releases the Alternate Indemnitors from any and all claims against the Alternate Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Alternate Indemnitors on behalf of Indemnitee with respect to any claim for which Indemnitee has sought indemnification from the Company shall affect the foregoing and the Alternate Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of Indemnitee against the Company. The Company and Indemnitee agree that the Alternate Indemnitors are intended third party beneficiaries of the terms of this Section 8(f).

9.Construction of Certain Phrases.

(q)For purposes of this Agreement, references to the “Company” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

(r)For purposes of this Agreement, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involved services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and that Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Agreement.

(s)For purposes of this Agreement, “Change of Control” shall mean the occurrence of any of the following events on or after the date of this Agreement, (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the “beneficial owner” (as defined in Rule l3d-3 under said Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the total voting power represented by the Company’s then outstanding voting securities, (ii) a change in the composition of the board of directors of the Company occurring within a six (6) month period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the date hereof, or (B) are elected, or nominated for election, to the board of directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company), or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would

Quantum Corporation Individual Indemnification Agreement

result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets.

(t)For purposes of this Agreement, “Independent Legal Counsel” shall mean an attorney or firm of attorneys that is experienced in matters of corporation law, selected in accordance with the provisions of Section 1(d) hereof, who shall not have otherwise performed services for the Company, Indemnitee or any other party to such Claim within the last three years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements).

10.Counterparts and Amendment. This Agreement may be executed in counterparts, each of which shall constitute an original. This Agreement may only be amended in writing signed by both parties.

11.Successors and Assigns; Binding Effect. This Agreement shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns, including any direct or indirect successor pursuant to a Change of Control. The Company shall require and cause any such successor by written agreement, in form and substance reasonably satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect with respect to Claims relating to Expenses regardless of whether Indemnitee continues to serve as a director, officer, employee, fiduciary or agent of the Company or of any other enterprise at the Company's request.

12.Attorney's Fees. In the event that any Claim is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all Expenses (including court costs) incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such Claim were not made in good faith or were frivolous. In the event of a Claim instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all expenses (including court costs) incurred by Indemnitee in defense of such Claim (including with respect to Indemnitee’s counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

13.Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand on the date of receipt, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

14.Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any Claim that arises out of or relates to this Agreement and agree that any Claim instituted under this Agreement shall be brought only in the state courts of the State of Delaware.

15.Choice of Law. This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware.

16.Modification. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter contemplated herein. All prior negotiations, agreements and understandings concerning such subject matter are superseded hereby. This Agreement may not be modified or amended except by an instrument in writing signed by or on behalf of the parties hereto.

17.No Construction as Employment Agreement. Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries.

Quantum Corporation Individual Indemnification Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

QUANTUM CORPORATION             INDEMNITEE

By: _______________________         ___________________________
Brian E. Cabrera             Indemnitee Name
Chief Administrative Officer and Corporate Secretary